                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS



      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 and related Prospectus of our report dated November 2, 1995 and, with respect to Note M, January 10, 1996, included in the Annual Report on Form 10-KSB of Unidigital Inc. for the year ended August 31, 1996.






CORNICK GARBER & SANDLER, LLP
New York, New York
April 21, 1997